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                       OFFICE OF THE UNITED STATES TRUSTEE

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In re:
 The Kushner-Locke Company

Chapter 11
Case No. LA 01-44828-SB (Administratively Consolidated with
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)
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DEBTOR IN POSSESSION OPERATING REPORT

                     Report Number:            19                  Page 1 of 2
                                       -------------------
               For the Period FROM:         5/1/2003
                                       -------------------
                                TO:        5/31/2003
                                       -------------------


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

1 Profit and Loss Statement (Accrual Basis Only)

  A.  Related to Business Operations

      Gross Sales                                                                    $          --
                                                                                     -------------
      Costs Related to Revenues (Film Cost Amortization)
                                                                                     -------------
                Gross Profit                                                                                         --
                                                                                                            -----------
      Less:  Operating Expenses

      Officer Compensation                                            24,450
                                                                 ------------
      Salaries and Wages - Other Employees                            27,876
                                                                 ------------
          Total Salaries and Wages                                                         52,326
                                                                                     -------------
          Employee Benefits and Pensions                                                    2,504
                                                                                     -------------
      Employer Payroll Taxes/Fees                                      1,475
                                                                 ------------
      Other Taxes                                                      1,453
                                                                 ------------
          Total Taxes                                                                       2,928
                                                                                     -------------
      Rent and Lease Expense (including parking)                       2,360
                                                                 ------------
      Distribution/Delivery Expenses                                     124
                                                                 ------------
      Interest Expense

                                                                 ------------
      Insurance

                                                                 ------------
      Automobile Expense/Mileage

                                                                 ------------
      Utilities (incl. Phone, phone equipment, internet)                 769
                                                                 ------------
      Depreciation and Amortization

                                                                 ------------
      Business Equipment Leases                                          260
                                                                 ------------
      Business Expense reimbursement

                                                                 ------------
      Storage Expense                                                  7,578
                                                                 ------------
      Supplies, Office Expenses, Photocopies, etc.
                                                                 ------------
      Bad Debts

                                                                 ------------
      Miscellaneous Operating Expenses                                   983
                                                                 ------------
          Total Operating Expenses                                                         69,831
                                                                                     -------------
                Net Gain/Loss from Business Operations                                                         (69,831)
                                                                                                            -----------
  B.  Not related to Business Operations Income

          Interest Income
                                                                                     -------------
          Other Non-Operating Revenues                                                          --
                                                                                     -------------
          Gross Proceeds on Sale of Assets                                 --
                                                                 ------------
          Less:  Original Cost of Assets plus expenses of sale             --
                                                                 ------------
                Net Gain/Loss on Sale of Assets                                                 --
                                                                                     -------------
          Total Non-Operating Income                                                                                 --
                                                                                                            -----------
      Expenses Not Related to Business Operations

          Legal and Professional Service Fees                                              37,550
                                                                                     -------------
          Other Non-Operating Expenses (Board/Trustee fees)                                 3,500
                                                                                     -------------
          Total Non-Operating Expenses                                                                          41,050
                                                                                                            -----------
  NET INCOME/(LOSS) FOR PERIOD                                                                              $ (110,880)
                                                                                                            ===========


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DEBTOR IN POSSESSION OPERATING REPORT NO: 19                        Page 2 of 2
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2 Aging of Accounts Payable and Accounts Receivable (exclude prepetition accounts payable):


                                                                                 ------------------------------------
                                                                                      Accounts          Accounts
                                                                                      Payable          Receivable
                                                                                 ------------------------------------
                                   Current     Under 30 days                                 1,304                --
                                                                                 ------------------------------------
                                       Overdue    31-60 days                                    --                --
                                                                                 ------------------------------------
                                       Overdue    61-90 days                                    --                --
                                                                                 ------------------------------------
                                      Overdue    91-120 days                                    --                --
                                                                                 ------------------------------------
                                    Overdue    Over 121 days                                    --                --
                                                                                 ------------------------------------
                                           Due in the Future                                    --         2,202,334
                                                                                 ------------------------------------
                                                       TOTAL                                 1,304         2,202,334
                                                                                 ------------------------------------

3 Statement of Status of Payments to Secured Creditors and Lessors:

  No payments to Secured Creditors or Lessors were paid or payable during the reporting period.

4 Tax Liability

  No tax payments were paid or payable during the reporting period other than payroll taxes shown above.

                                                       -----------------   ------------------------------------   -----------------
5 Insurance Coverage                                       Carrier/            Amount of          Policy             Premium Paid
                                                          Agent Name           Coverage       Expiration Date        Through Date
                                                       -----------------   ------------------------------------   -----------------
  Worker's Compensation (RENEWED)                          St. Paul               1,000,000      1/14/2004            1/14/2004
  Commercial Property (RENEWED)                            St. Paul               2,000,000      2/14/2004            2/14/2004
  Errors & Omissions - Library (RENEWED)                   St. Paul               3,000,000      3/3/2004              3/3/2004
  Employment Practices Liability (RENEWED-run off)       Nat'l Union              5,000,000     10/30/2003            10/30/2003

6 Questions:

  A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

      ----
            Yes            Explain:
      ----

      ----
       x    No

      ----

  B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its prepetition unsecured debt, except as authorized by the Court?


      ----
            Yes            Explain:
      ----

      ----
       x    No

      ----

7 Statement on Unpaid Professional Fees (Postpetition Amounts Only)


  Total unpaid post-petition Professional Fees during the reporting period:        $892,604.45

8 Narrative Report of Significant Events and Events out of the Ordinary Course of Business:

  None.

9 Quarterly Fees:

  Paid

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

                                           /s/ Alice Neuhauser

                                           -----------------------------------
                                           Debtor in Possession